Royal Gold Acquires Gold Stream on Kansanshi Mine World-class copper-gold mine provides multi-decade gold revenue potential August 5, 2025

2ROYAL GOLD, INC. | KANSANSHI GOLD STREAM ACQUISITION | AUGUST 5, 2025 Cautionary Statements Forward-Looking Statements: This presentation and the accompanying webcast include “forward-looking statements” within the meaning of U.S. federal securities laws. Forward-looking statements are any statements other than statements of historical fact. Forward-looking statements are not guarantees of future performance, and actual results may differ materially from these statements. Forward-looking statements are often identified by words like “will,” “may,” “could,” “should,” “would,” “believe,” “estimate,” “expect,” “anticipate,” “plan,” “forecast,” “potential,” “intend,” “continue,” “project,” or negatives of these words or similar expressions. Forward-looking statements include, among others, statements about the following: anticipated developments relating to the Kansanshi mine, including the amount and timing of production, estimates of mineral resources and mineral reserves, the anticipated mine life, technical reports, and mine plans; the anticipated closing of our exercise of the accordion feature under our revolving credit facility; anticipated cash flows and repayment of borrowings under our revolving credit facility; and anticipated benefits from the stream agreement. Factors that could cause actual results to differ materially from these forward-looking statements include, among others, the following: changes in the price of gold, silver, copper, or other metals; operating activities or financial performance of properties on which we hold stream or royalty interests, including variations between actual and forecasted performance, operators’ ability to complete projects on schedule and as planned, operators’ changes to mine plans and mineral reserves and mineral resources (including updated mineral reserve and mineral resource information), liquidity needs, mining and environmental hazards, labor disputes, distribution and supply chain disruptions, permitting and licensing issues, other adverse government or court actions, or operational disruptions; changes of control of properties or operators; contractual issues involving our stream or royalty agreements; the timing of deliveries of metals from operators and our subsequent sales of metal; risks associated with doing business in foreign countries; increased competition for stream and royalty interests; environmental risks, including those caused by climate change; potential cyber-attacks, including ransomware; our ability to identify, finance, value and complete investments, acquisitions or other transactions; adverse economic and market conditions; effects of health epidemics and pandemics; changes in laws or regulations governing us, operators or operating properties; changes in management and key employees; and other factors described in our reports filed with the Securities and Exchange Commission, including in Item 1A, Risk Factors of our most recent Annual Report on Form 10-K. Most of these factors are beyond our ability to predict or control. Other unpredictable or unknown factors not discussed in this presentation could also have material adverse effects on forward-looking statements. Forward- looking statements speak only as of the date on which they are made. We disclaim any obligation to update any forward-looking statements, except as required by law. Readers are cautioned not to put undue reliance on forward-looking statements. Statement Regarding Third-party Information: Certain information provided in this presentation, including anticipated developments relating to the Kansanshi mine, anticipated mineral resources and mineral reserves, production estimates, property descriptions, and the background on the Kansanshi mine, was provided to us by the operator of the Kansanshi mine or is publicly available information filed by the operator with applicable securities regulatory bodies. Royal Gold has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of any such third-party information and refers the reader to the public reports filed by the operator for information regarding the Kansanshi mine.

3ROYAL GOLD, INC. | KANSANSHI GOLD STREAM ACQUISITION | AUGUST 5, 2025 Important Disclosures No Offer or Solicitation: Communications in this presentation and the accompanying webcast do not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the proposed transactions between Royal Gold and Sandstorm Gold Ltd. (“Sandstorm”) or between Royal Gold and Horizon Copper Corp. (“Horizon”) or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Important Additional Information and Where to Find It: In connection with the proposed transactions, Royal Gold, Sandstorm and Horizon intend to file materials with the SEC and on SEDAR+, as applicable. Royal Gold plans to file proxy materials with the SEC in connection with the solicitation of proxies for Royal Gold’s special meeting of shareholders (the “Royal Gold Special Meeting”). Prior to the Royal Gold Special Meeting, Royal Gold will file a definitive proxy statement (the “Royal Gold Proxy Statement”), together with a proxy card. Sandstorm intends to file a management information circular (the “Sandstorm Circular”) on SEDAR+ in connection with the solicitation of proxies to obtain Sandstorm shareholder approval of the Sandstorm transaction. Horizon intends to file a management information circular (the “Horizon Circular”) on SEDAR+ in connection with the solicitation of proxies to obtain Horizon shareholder approval of the Horizon transaction. This presentation is not a substitute for the Royal Gold Proxy Statement, the Sandstorm Circular, the Horizon Circular, or for any other document that Royal Gold, Sandstorm or Horizon may file with the SEC or on SEDAR+ and/or send to their respective security holders in connection with the proposed transactions. INVESTORS AND SECURITYHOLDERS OF ROYAL GOLD, SANDSTORM AND HORIZON ARE URGED TO CAREFULLY AND THOROUGHLY READ THE ROYAL GOLD PROXY STATEMENT, THE SANDSTORM CIRCULAR, AND THE HORIZON CIRCULAR, RESPECTIVELY, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY ROYAL GOLD, SANDSTORM, AND/OR HORIZON WITH THE SEC OR ON SEDAR+ WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ROYAL GOLD, SANDSTORM, HORIZON, THE PROPOSED TRANSACTIONS, THE RISKS RELATED THERETO, AND RELATED MATTERS. Securityholders of Royal Gold, Sandstorm, and Horizon will be able to obtain, free of charge, copies of the Royal Gold Proxy Statement, Sandstorm Circular, and Horizon Circular, as each may be amended from time to time, and other relevant documents filed by Royal Gold, Sandstorm, and/or Horizon with the SEC or on SEDAR+ (when they become available) through the website maintained by the SEC at www.sec.gov or at www.sedarplus.ca, as applicable. Copies of documents filed with the SEC by Royal Gold will be available, free of charge, from Royal Gold’s website at www.royalgold.com under the “Investor Resources” tab or by contacting Royal Gold at (303) 573-1660 or InvestorRelations@royalgold.com. Copies of documents filed on SEDAR+ by Sandstorm will be available free of charge from Sandstorm’s website at www.sandstormgold.com under the “Investors” tab or by contacting Sandstorm at (844) 628-1164 or info@sandstormgold.com. Copies of documents filed on SEDAR+ by Horizon will be available free of charge from Horizon’s website at www.horizoncopper.com under the “Investors” tab or by contacting Horizon at (604) 336-8189 or info@horizoncopper.com. Certain Information Regarding Participants: Royal Gold, Sandstorm, Horizon and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from Royal Gold shareholders in connection with the Royal Gold Special Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Royal Gold Proxy Statement and other materials to be filed with the SEC in connection with the Royal Gold Special Meeting. Information relating to the foregoing can also be found in Royal Gold’s Annual Report on Form 10- K for the year ended December 31, 2024, which was filed with the SEC on February 13, 2025, and Royal Gold’s definitive proxy statement for its 2025 annual meeting of stockholders filed with the SEC on April 4, 2025. To the extent the holdings of Royal Gold’s directors and executive officers in Royal Gold’s securities have changed since the amounts described in the April 4, 2025 proxy statement, such changes have been reflected in the following Initial Statements of Beneficial Ownership of Securities on Form 3 and Statements of Change in Ownership on Form 4 filed with the SEC with respect to the Company: Form 4, filed by William Heissenbuttel on April 22, 2025; Form 3, filed by Mark Isto on May 27, 2025; and Form 4, filed by Paul Libner on June 10, 2025. These filings can be found at the SEC’s website at www.sec.gov. Information regarding the executive officers and directors of Sandstorm and Horizon is included in their respective management information circulars for their 2025 shareholder meetings filed on SEDAR+ on April 22, 2025 and May 1, 2025, respectively. More detailed and updated information regarding the identity of participants in the solicitation and their direct or indirect interests (by security holdings or otherwise), will be set forth in the Royal Gold Proxy Statement and other materials to be filed with the SEC or on SEDAR+. These documents can be obtained free of charge from the sources indicated above .

4ROYAL GOLD, INC. | KANSANSHI GOLD STREAM ACQUISITION | AUGUST 5, 2025  People • First Quantum Minerals Ltd. (“First Quantum”) operates and indirectly owns an 80% interest in the Kansanshi Operations; remaining 20% owned by ZCCM Investment Holdings PLC (majority-owned by the Government of the Republic of Zambia) • First Quantum is a well established, international mining company listed on the TSX with a ~C$20B market capitalization • First Quantum developed and has operated Kansanshi uninterrupted since 2005  Place • Located ~10km north of the town of Solwezi, the capital of the North-Western Province of Zambia • Zambia was the 10th largest global copper producer and mining was the second-largest contributor to GDP in 2023.1 • “Three Million Tonnes Copper Production Strategy” to support and promote investment in the sector launched by the Government of the Republic of Zambia in July, 2024  Project • Kansanshi is an established operation with a world-class resource, and long-life and large-scale production: • Gold stream area of interest is defined as the existing mineral license for the mine, which covers an area of ~249 km2 • 2P Reserves of 1.070 billion tonnes grading 0.52% copper and 0.10 g/t gold, M&I Resources of 1.297 billion tonnes grading 0.57% copper and 0.07 g/t gold2 • S3 Expansion targeted for completion in H2 2025 • Gold deliveries to Royal Gold expected to average 35-40,000 oz/year over the next 10 years Kansanshi Gold Stream Meets Royal Gold’s Investment Criteria The Kansanshi Gold Stream is a world-class stream interest on a world-class copper-gold mine 1. Zambia 2024 Mining Report, Third Edition, PwC. 2. As of December 31, 2024, M&I resources are inclusive of reserves.

5ROYAL GOLD, INC. | KANSANSHI GOLD STREAM ACQUISITION | AUGUST 5, 2025 Gold Stream Overview Transaction Details • Royal Gold, Inc., through its wholly-owned subsidiary RGLD Gold AG, entered into a precious metals purchase agreement for gold produced from the Kansanshi copper-gold mine, operated and 80% owned by a subsidiary of First Quantum Minerals Ltd. Consideration and Financing • $1.0 billion (“Advance”) paid in cash from available resources including a draw of $825 million on the revolving credit facility (upsized to $1.4 billion after exercising $400 million accordion) • Royal Gold will issue no equity to fund the acquisition Stream Details • Gold deliveries under the stream agreement will be indexed to recovered copper produced, and the stream rate will vary based on gold delivery thresholds: • 75 oz/million lb of recovered copper produced until the delivery of 425,000 oz; • 55 oz/million lb of recovered copper produced between the delivery of 425,001 oz and 650,000 oz; and • 45 oz/million lb of recovered copper produced thereafter. • Royal Gold will pay 20% of the spot gold price for each ounce delivered1 • Area of Interest covers entire mining lease (~249 km2) • First Quantum options to accelerate the stream and reduce the outstanding Advance2 • Corporate guarantee for interests under the Stream Agreement3 • Commitment to support First Quantum’s social programs and initiatives Expected Revenue Timing • The date of the transaction is August 5, 2025 • Royal Gold expects the delivery of approximately 12,500 ounces in 2025 1. Payment may increase to 35% of the spot price of gold for each ounce delivered; see slide 5 for details. 2. See slide 5 for details. 3. Guaranteed by all entities within the Kansanshi ownership chain, from the project company (Kansanshi Mining PLC) through to the parent, First Quantum Minerals Ltd.

6ROYAL GOLD, INC. | KANSANSHI GOLD STREAM ACQUISITION | AUGUST 5, 2025 Gold Stream Overview • Gold stream is life of mine • First Quantum acceleration options: 1. From the earliest achievement by First Quantum of either: • minimum ‘BB’ or equivalent senior unsecured debt rating from a rating agency, or • Net Debt/EBITDA ratio of 2.25x or less over three consecutive quarters starting from March 31, 2026  it will have a one-year period to exercise the option and deliver gold worth up to $200 million over a 14-month period from the date of option exercise and reduce the stream rates and delivery thresholds by up to 20% 2. If First Quantum achieves either: • minimum ‘BBB-’ or equivalent senior unsecured debt rating from a rating agency, or • Net Debt/EBITDA ratio of 1.25x or less over four consecutive quarters, and • compliance with certain other operational conditions  it will have a one-year period to exercise the option and deliver gold worth up to $100 million over a 7-month period from the date of option exercise and reduce the stream rates and delivery thresholds by up to a further 10% • Cash price per ounce delivered: • 20% of the spot gold price • 35% of the spot gold price should one of the conditions in Acceleration Option 1 be met Gold stream provides life of mine exposure to a large, long-life copper-gold mine Kansanshi Operations and Area of Interest:

7ROYAL GOLD, INC. | KANSANSHI GOLD STREAM ACQUISITION | AUGUST 5, 2025 Kansanshi Overview • Kansanshi Operations NI 43-101 Technical Report1: • Life of mine processing of 1,104.7 Mt at an average grade of 0.52% copper and 0.11 g/t gold • Average recovery rates of 82.8% for copper, 35.1% for gold • Mine life to 2046 (processing to 2049) • Metal production expected to increase after S3 Expansion with processing of higher-grade ore from the Southeast Dome deposit Kansanshi S3 Expansion remains on budget and on schedule for first production H2/2025 160-190 kt 180-210 kt 210-240 kt 0 50 100 150 200 250 300 350 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042 2043 2044 2045 2046 2047 2048 2049 2050 C op pe r P ro du ct io n (k t) 2025-2027 Guidance 2024 NI 43-101 Technical Report 1. Effective date December 31, 2023.

8ROYAL GOLD, INC. | KANSANSHI GOLD STREAM ACQUISITION | AUGUST 5, 2025 Post-Transaction Liquidity $825M Revolver draw for Kansanshi $400M Estimated draw at Sandstorm Gold/Horizon Copper closing $65M $240M cash balance (Mar. 31, 2025) less $175M for Kansanshi TTM Adj. EBITDA to March 31, 20255 $628M Royal Gold (US GAAP) $158M Sandstorm Gold + Horizon Copper (IFRS) Indebtedness Liquidity Pro Forma OCF $1.4B Revolving Credit Facility1 - Additional liquidity expected from Greenstone gold payment2, Kansanshi deliveries3, and undrawn revolver capacity1 - Additional payment required for Warintza4 1. $1.4B available upon expected closing of the $400M accordion feature by August 5, 2025. 2. 11,111 oz expected in Q3, 2025. 3. 12,500 oz deliveries expected August 5 – December 31, 2025. 4. $50M expected Q3, 2025. 5. TTM Adjusted EBITDA not directly comparable due to differences in US GAAP and IFRS reporting standards.

9ROYAL GOLD, INC. | KANSANSHI GOLD STREAM ACQUISITION | AUGUST 5, 2025 Diversified Asset Portfolio 1 – Consensus asset NAV (available analyst estimates) as of June 25, 2025. 2 – Kansanshi estimated by Royal Gold based on stream parameters without exercise of the Acceleration Options or potential cash price increase to 35%, using public information for the Kansanshi production schedule provided by First Quantum Ltd. (including the most recent 3-year guidance and NI 43-101 production schedule), consensus commodity prices, and a 5% discount rate. 3 – Cortez excludes Sandstorm’s Robertson royalty. 4 -- Assumes consolidation of Horizon interests. 5 – Consensus asset NAV based on estimates from two or more brokers except for Horizon's assets which are based on a sole broker estimate. Top 10 Principal Assets by NAV1 PRINCIPAL ASSET % OF NAV Mt. Milligan 12% Kansanshi2 9% Pueblo Viejo 9% Cortez3 8% Andacollo 6% Khoemacau 5% Hod Maden4 4% Wassa 3% Platreef 3% Antamina5 3% Selected Consensus Asset NAV (%)1,2,3,4,5 Top 10 assets comprise ~60% of total asset NAV1 -- 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% After completion of the Sandstorm and Horizon transactions, Royal Gold will have the largest mining asset portfolio and lowest asset NAV concentration within the sector Royal Gold Sandstorm

APPENDIX

11ROYAL GOLD, INC. | KANSANSHI GOLD STREAM ACQUISITION | AUGUST 5, 2025 Non-GAAP Measures Reconciliation of non-GAAP financial measures to U.S. GAAP measures TTM Adjusted EBITDA: Royal Gold (amounts in thousands) Net income and comprehensive income $ 113,578 $ 107,521 $ 96,330 $ 81,320 Depreciation, depletion and amortization 32,995 33,737 36,177 35,747 Non-cash employee stock compensation 3,198 2,579 2,977 3,348 Fair value changes in equity securities 37 24 425 63 Interest and other, net (893) (179) 581 1,709 Income tax expense 10,389 26,078 21,510 18,991 Non-controlling interests in operating income of consolidated subsidiaries (80) (113) (88) (112) Adjusted EBITDA $ 159,224 $ 169,647 $ 157,912 $ 141,066 TTM adjusted EBITDA $ 627,849 2025 2024 2024 2024 Three Months Ended March 31, December 31, September 30, June 30,

Non-GAAP Measures

Reconciliation of non-GAAP financial measures to U.S. GAAP measures

TTM Adjusted EBITDA:

Sandstorm Gold

	Three Months Ended			
(amounts in thousands)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Net income (loss) for the period	$ 11,257	$ 3,064	$ 5,794	$ 10,502
Depreciation, depletion and amortization	14,680	15,705	14,358	14,961
Non-cash employee stock compensation	1,563	1,863	2,009	1,990
Loss (gain) on disposal, impairment and contractual income from Stream, royalty and other interests	(752)	(139)	—	3,424
Fair value loss (gain) on revaluation of investments	576	2,132	3,818	(7,435)
Finance expense	6,865	7,980	8,708	8,972
Income tax expense	6,099	4,751	1,752	3,690
Income (loss) attributable to non-controlling interests	(753)	(2)	(395)	(474)
Share of net income (loss) of Horizon Copper	357	1,839	446	129
Adjusted EBITDA	$ 39,892	$ 37,193	$ 36,490	$ 35,759
TTM adjusted EBITDA	$ 149,334			

Horizon Copper

	Three Months Ended			
(amounts in thousands)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Net income (loss) for the period	$ (17,125)	$ (4,101)	$ (33,259)	$ (3,485)
Depreciation, depletion and amortization	1,353	1,663	1,979	2,210
Non-cash employee stock compensation & other	201	95	76	148
Loss (gain) on revaluation of stream obligations	15,981	(1,205)	32,122	3,279
Loss (gain) from change in estimated timing of cash flows of promissory notes	(2,306)	(139)	910	2,828
Finance expense	2,944	3,018	2,913	—
Finance income	(418)	(423)	(390)	(373)
Income tax expense	32	26	20	16
Adjusted EBITDA	$ 662	$ (1,066)	$ 4,371	$ 4,623
TTM adjusted EBITDA	$ 8,590			



ROYAL GOLD, INC. | KANSANSHI GOLD STREAM ACQUISITION | AUGUST 5, 2025

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